Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

24 Subsequent Events

NXP Semiconductors N.V. through its subsidiaries NXP B.V. and NXP Funding LLC, delivered notice on March 2, 2018 to the holders of its 5.75% Senior Notes due 2023 (the “Notes”) that on April 2, 2018, it fully redeemed the $500 million of outstanding principle amount of the Notes, as permitted under Article 3 of the indenture dated February 14, 2013 and paragraph 5 of the Notes. The funds for this redemption coming from available surplus cash.

Additionally, on March 9, 2018, NXP Semiconductors N.V. through its subsidiaries NXP B.V. and NXP Funding LLC, delivered notice to the holders of its 3.75% Senior Notes due 2018 (the “Notes”) that on April 9, 2018, it fully redeemed the $750 million of the outstanding aggregate principal amount of the Notes, as permitted under Article 3 of the indenture dated February 14, 2013 and paragraph 5 of the Notes. The funds for this redemption coming from available surplus cash.

On March 27, 2018, NXP Semiconductors N.V. through its subsidiary NXP B.V., has entered into a definitive agreement to sell its 40% equity interest of Suzhou ASEN Semiconductors Co., Ltd. to J&R Holding Limited. The closing of this transaction is expected in the second quarter of 2018, subject to customary regulatory approvals.